UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2024

PAID, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

225 Cedar Hill Street Suite 200 Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Type of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common	PAYD	None

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.         Entry Into a Material Definitive Agreement

Effective July 5, 2024, the Company entered into a financing arrangement to loan 5String Solutions, LLC, a Kansas limited liability company, up to $400,000 through December 31, 2025, not to exceed $250,000 in 2024. On July 5, 2024, the Company funded the 2024 installment of $250,000. The loan is secured by all assets of 5String Solutions. The Company is in a first lien position, together with subordinated noteholders in the event of a default, including a default due to insolvency. The loan carries a 12% interest rate and matures no later than April 30, 2027.

The Company is obligated, absent default, to convert the loan into 55% of outstanding membership interest units of 5String Solutions, and to purchase the remaining 45% of 5String Solutions units based on a valuation formula related to a five times valuation multiple less indebtedness, calculated at the time of the purchase. The Company may agree to loan additional funds in $50,000 installments prior to the required conversion for an additional 7% of the units of 5String Solutions. The projected purchase of the remaining unconverted units is expected to occur no later than April 30, 2027.

5String Solutions, LLC is a Kansas limited liability company that has assembled a coalition of carriers with capabilities to deliver local LTL, local parcel, hot shot, residential and white glove services, fulfillment, reverse logistics, pool distribution, zone-skipping. 5String Solutions advocates for last mile connectivity and helps companies electronically connect to existing networks.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

10.1         $400,000 Convertible Promissory Note dated July 3, 2024 (executed July 5, 2024) by 5 String Solutions, LLC for the benefit of Paid, Inc.

10.2         Security Agreement dated July 3, 2024 by and among 5String Solutions, LLC (as debtor), Paid, Inc. (as secured party and collateral agent) and certain named subordinated creditors of debtor (as additional secured parties)

104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2024	By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CEO, CFO

Exhibit Index
Exhibit Number	Description

10.1	$400,000 Convertible Promissory Note dated July 3, 2024 (executed July 5, 2024) by 5 String Solutions, LLC for the benefit of Paid, Inc.

10.2	Security Agreement dated July 5, 2024 by and among 5String Solutions , LLC, Paid, Inc. (as secured party and collateral agent) and named subordinated creditors (as secured parties)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)